Exhibit 10

SUPPLEMENTAL AGREEMENT dated as of October 1, 2006 (this “Supplemental Agreement”), to the Pooling and Servicing Agreement dated as of May 29, 1991, as amended and restated as of October 5, 2001 (as the same has been amended, supplemented or otherwise modified, the “Pooling and Servicing Agreement”), among CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION, a national banking association (“Citibank (South Dakota)”), Seller and Servicer; CITIBANK (NEVADA), NATIONAL ASSOCIATION (“Citibank (Nevada)”), a national banking association, Seller; and DEUTSCHE BANK TRUST COMPANY AMERICAS, Trustee.

W I T N E S S E T H:

WHEREAS, Citibank (South Dakota), Citibank (Nevada) and the Trustee are parties to the Pooling and Servicing Agreement;

WHEREAS, Citibank (Nevada) has merged as of the date hereof with and into Citibank (South Dakota), with Citibank (South Dakota) as the surviving entity (the “Merger”);

WHEREAS, pursuant to Section 7.02(a) of the Pooling and Servicing Agreement, in case of a merger of any of the Sellers into any other corporation, if such Seller is not the surviving entity, the person which acquires by conveyance or transfer the properties and assets of such Seller substantially as an entirety shall expressly assume, by an agreement executed and delivered to the Trustee, the performance of every covenant and obligation of such Seller under the Pooling and Servicing Agreement, including its obligations under Section 7.04 thereof;

WHEREAS, as a result of the Merger, Citibank (South Dakota) is assuming, by and under this Supplemental Agreement, the performance of every covenant and obligation of Citibank (Nevada) under the Pooling and Servicing Agreement, including its obligations under Section 7.04 thereof.

NOW, THEREFORE, for and in consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties, the Certificateholders and any Series Enhancer to the extent provided herein and in any Supplement:

1.  Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Pooling and Servicing Agreement.

2.  Assumption by Citibank (South Dakota). Citibank (South Dakota) hereby assumes the performance of every covenant and obligation of Citibank (Nevada) under the Pooling and Servicing Agreement, including its obligations under Section 7.04 thereof, and under each Supplement.

3.  Representations and Warranties. Citibank (South Dakota) hereby represents and warrants that:

(a) It is a national banking association duly organized and existing under the laws of the United States of America.

(b) This Supplemental Agreement has been duly authorized, executed and delivered by Citibank (South Dakota) and is a valid and binding obligation of Citibank (South Dakota), enforceable against Citibank (South Dakota) in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally from time to time in effect.

4.  Ratification of Pooling and Servicing Agreement; Supplemental Agreement Part of Pooling and Servicing Agreement. Except as expressly amended hereby, the Pooling and Servicing Agreement and each Supplement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect, and this Supplemental Agreement shall form a part of the Pooling and Servicing Agreement for all purposes.

5.  Governing Law. THIS SUPPLEMENTAL AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

6.  Counterparts. The parties may sign any number of copies of this Supplemental Agreement. Each signed copy shall be an original, but all of them together shall represent the same agreement. An executed counterpart of this Supplemental Agreement delivered by fax or other means of electronic transmission shall be deemed to be an original and shall be as effective for all purposes as delivery of a manually executed counterpart.

7.  Effect of Headings. The section headings herein are for convenience only and shall not affect the construction of this Supplemental Agreement.

8.  The Trustee. The Trustee makes no representation as to the validity, sufficiency or enforceability of this Supplemental Agreement or any of the recitals, statements, representations, covenants or agreements contained herein.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Agreement to be duly executed by their respective officers as of the date first above written.

CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION

by /s/ Douglas C. Morrison
_________________________________
Douglas C. Morrison
Vice President

CITIBANK (NEVADA), NATIONAL ASSOCIATION

by /s/ Robert D. Clark
_________________________________
  Robert D. Clark
Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS

by /s/ Irene Siegel
_________________________________
Name: Irene Siegel
Title: Vice President

by /s/ Jenna Kaufman
_________________________________
Name: Jenna Kaufman
Title: Vice President

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